Exhibit 99.1

FOR IMMEDIATE RELEASE
OCTOBER 12, 2021

COLUMBIA BANKING SYSTEM AND UMPQUA HOLDINGS CORPORATION COMBINING TO CREATE THE WEST COAST’S LEADING REGIONAL BANK

A Scaled Organization, Positioned to Win in Some of the Country’s Most Attractive Growth Markets

Commercial Lending Focus Complemented by Highly Recognized Retail Franchise

Meaningful Value Creation to Shareholders and Strong Pro Forma Profitability

Like-minded Institutions with Common Cultural Values

TACOMA, WASHINGTON  |  PORTLAND, OREGON, October 12, 2021 – Columbia Banking System, Inc. (“Columbia”) (Nasdaq: COLB), the parent company of Columbia State Bank, and Umpqua Holdings Corporation (“Umpqua”) (Nasdaq: UMPQ), the parent company of Umpqua Bank, today announced that they have entered into a definitive agreement under which the companies will join together in an all-stock combination.

Under the terms of the agreement, which was unanimously approved by the boards of directors of both companies, Umpqua shareholders will receive 0.5958 of a share of Columbia stock for each Umpqua share they own. Upon completion of the transaction, Umpqua shareholders will own approximately 62% and Columbia shareholders will own approximately 38% of the combined company. Once the transaction is completed, the combined organization will be a leading West Coast franchise with more than $50 billion in assets.

Cort O’Haver, President and CEO of Umpqua, said, "This is an exciting combination that brings together two well-respected organizations and talented teams, accelerating our shared strategic objectives to create the leading regional bank headquartered in the West. Together, with increased scale, we’ll have the ability to provide expanded opportunities for associates and serve customers through an even more comprehensive suite of solutions. We’ll also be able to strengthen our ongoing investment in our communities and deliver tremendous value for shareholders. I look forward to partnering with the Columbia team to expand our market share as a combined organization.”

Columbia President and CEO Clint Stein said, "This is a historic partnership that will enhance what both banks are able to do for clients, team members and communities, while driving significant value for our shareholders. Importantly, Umpqua shares our values and relationship-based business model. We believe blending the complementary expertise, services and innovative technology of both banks will position the combined organization as the preferred bank for business and families across the West. We look forward to bringing our companies together to better serve all stakeholders."

Strategic Benefits

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A West Coast Franchise Unlike Any Other – The combined company will be the West Coast’s leading regional bank with $43 billion in deposits, including $16 billion of deposits in Oregon, $15 billion in Washington, $10 billion in California and $2 billion collectively in Idaho and Nevada. The transaction strengthens the combined company’s competitive position in high-growth, attractive markets, including leading market share in the Seattle, Portland and Sacramento metro areas.

•
Commercial Lending Focus Complemented by Highly-recognized Retail Franchise – Through this combination, Umpqua and Columbia will build on each company’s strong commercial and retail foundations to create an enhanced, more competitive financial institution. The combined bank’s middle market focus will be strengthened by Columbia’s small business expertise and Umpqua’s corporate banking franchise. The combined company’s low-cost core deposit base will provide price stability in rising rate environments, and its differentiated technology infrastructure will support a larger institution built for commercial and retail customers.

•
Potential to Unlock Meaningful Growth through Business Diversification and a Larger Balance Sheet – The combined organization will offer a more comprehensive suite of products and services for commercial, consumer and small business customers, including specialized lending products, treasury management, mortgage banking and wealth management solutions. This transaction will result in a more diversified revenue mix with approximately $33 billion in loans and strong fee-based income sources.

•
Strong Technology Foundation Combined with Larger Scale Enhances Competitive Position and Customer Offerings – The combination will create additional capacity for strategic technology investments to deliver an enhanced offering for customers. Together, Columbia and Umpqua will leverage their existing investments and capabilities to create new customer experiences and accelerate growth.

•
Strong Governance, Proven Leadership – The combined management team has significant experience in leading and scaling institutions. With roots in many of the same markets, the companies share a deep commitment to the employees, customers and communities they serve. Columbia and Umpqua are dedicated to blending the talent and strong, relationship-based cultures of both companies.

•
Supporting Communities and Employees - Both companies' longstanding commitments to serve their communities will remain central to the combined organization. Columbia and Umpqua will together contribute $20 million to the charitable foundation of the combined company following the close of the transaction.

Financial Benefits

•
Significant Earnings Accretion – The transaction is projected to deliver approximately 25% cash EPS accretion and 23% GAAP EPS accretion to Columbia, and approximately 11% cash EPS accretion and 8% GAAP EPS accretion to Umpqua in 2023, assuming fully phased-in cost savings.

•	Value Creation – The transaction is expected to deliver approximately $1.1 billion of value creation based on reasonable and highly achievable cost synergies[1].

•
Improved Profitability – The combined company will be well positioned to achieve improved profitability and operating metrics, including anticipated 15% ROATCE and 1.3% ROAA in 2023, assuming fully phased-in cost savings.

Governance, Leadership Team and Headquarters

The combined company will be led by an executive team composed of leaders from both Columbia and Umpqua. Cort O’Haver, President and CEO of Umpqua, will serve as the Executive Chairman and Clint Stein, President and CEO of Columbia, will serve as CEO. Chris Merrywell will serve as President of Consumer Banking, Tory Nixon as President of Commercial Banking, and Ron Farnsworth as CFO. Upon closing of the transaction, the combined company’s board will consist of seven directions from each of Columbia and Umpqua with Craig Eerkes, the current Chairman of Columbia, serving as the Lead Independent Director.

The combined holding company will operate under the Columbia Banking System, Inc. name and will be headquartered in Tacoma, Washington. The combined bank will operate under the Umpqua Bank name and will be headquartered in the greater Portland metropolitan area. Other major subsidiaries and divisions will include Columbia Trust Company, CB Financial Services and Columbia Private Bank, which will operate under the banner of Columbia Wealth Management, as well as Financial Pacific Leasing, Inc. The company will trade under Columbia’s ticker symbol (COLB) on the Nasdaq Stock Market.

Timing and Approvals

The transaction is expected to close in mid-2022, subject to satisfaction of customary closing conditions, including receipt of regulatory approvals and approvals from each company’s shareholders.

Advisors

Keefe, Bruyette & Woods, A Stifel Company, is serving as financial advisor and Sullivan & Cromwell LLP is serving as legal counsel to Columbia. J.P. Morgan Securities LLC is serving as financial advisor and Wachtell, Lipton, Rosen & Katz is serving as legal counsel to Umpqua.

Joint Conference Call Details

Columbia and Umpqua will hold a joint conference call to discuss the transaction at 5:30 a.m. Pacific Time today. To listen to the live call, please dial 1-866-440-7407 and enter the participant code 2964686. Presentation slides will be available on the Columbia website (https://www.columbiabank.com/) and the Umpqua website (https://www.umpquabank.com/investor-relations/). A replay of the call will be available until November 12, 2021 by dialing 1-855-859-2056. The confirmation code for the replay is 2964686.

1 Annual cost synergies of $100 million after-tax capitalized at approximately 13x based on KBW Regional Bank Index median 2022 P/E, net of upfront restructuring charges of $191 million after-tax.

About Columbia

Headquartered in Tacoma, Washington, Columbia Banking System, Inc. (NASDAQ: COLB) is the holding company of Columbia Bank, a Washington state-chartered full-service commercial bank with locations throughout Washington, Oregon, Idaho and California. The bank has been named one of Puget Sound Business Journal's “Washington's Best Workplaces,” more than 10 times and was ranked #1 in Customer Satisfaction with Retail Banking in the Northwest region by J.D. Power in the 2020 U.S. Retail Banking Satisfaction Study. Columbia was named the #1 bank in the Northwest on the Forbes 2020 list of “America's Best Banks” marking nearly 10 consecutive years on the publication's list of top financial institutions.

About Umpqua

Umpqua Holdings Corporation (NASDAQ: UMPQ) is the parent company of Umpqua Bank, an Oregon-based community bank recognized for its entrepreneurial approach, innovative customer experience, and distinctive banking solutions. Umpqua Bank has locations across Oregon, Washington, California, Idaho and Nevada. Umpqua Holdings Corporation is headquartered in Portland, Oregon. For more information, visit umpquabank.com.

Umpqua Bank has been recognized for its innovative customer experience and banking strategy by national publications including The Wall Street Journal, The New York Times, BusinessWeek, Fast Company and CNBC. The company has been recognized for eight years in a row on FORTUNE magazine's list of the country's "100 Best Companies to Work For," and was recently named by The Portland Business Journal the Most Admired Financial Services Company in Oregon for the sixteenth consecutive year. In addition to its retail banking presence, Umpqua Bank also owns Financial Pacific Leasing, Inc., a nationally recognized commercial finance company that provides equipment leases to businesses.

Forward-Looking Statements

This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Umpqua Holdings Corporation (“Umpqua”) and Columbia Banking System, Inc. (“Columbia”), the expected timing of completion of the transaction, and other statements that are not historical facts.  Such statements are subject to numerous assumptions, risks, and uncertainties.  All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements.  Forward-looking statements may be identified by words such as “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan,” “target,” “goal,” or similar expressions, or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations.  The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements:  changes in general economic, political, or industry conditions; the magnitude and duration of the COVID-19 pandemic and its impact on the global economy and financial market conditions and Umpqua’s and Columbia’s respective businesses, results of operations, and financial condition; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board or the effects of any declines in housing and commercial real estate prices, high or increasing unemployment rates, or any slowdown in economic growth particularly in the western United States; volatility and disruptions in global capital and credit markets; movements in interest rates; reform of LIBOR; competitive pressures, including on product pricing and services; success, impact, and timing of Umpqua’s and Columbia’s respective business strategies, including market acceptance of any new products or services and Umpqua and Columbia’s ability to successfully implement efficiency and operational excellence initiatives; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; changes in laws or regulations; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement to which Umpqua and Columbia are parties; the outcome of any legal proceedings that may be instituted against Umpqua or Columbia; delays in completing the transaction; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); the failure to obtain shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all; changes in Umpqua’s or Columbia’s share price before closing, including as a result of the financial performance of the other party prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Umpqua and Columbia do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the ability to complete the transaction and integration of Umpqua and Columbia successfully; the dilution caused by Columbia’s issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of Umpqua and Columbia.  Additional factors that could cause results to differ materially from those described above can be found in Umpqua’s Annual Report on Form 10-K for the year ended December 31, 2020 and its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2021 and June 30, 2021, which are on file with the Securities and Exchange Commission (the “SEC”) and available on Umpqua’s investor relations website, www.umpquabank.com, under the heading “Financials,” and in other documents Umpqua files with the SEC, and in Columbia’s Annual Report on Form 10-K for the year ended December 31, 2020, its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2021 and June 30, 2021, which are on file with the SEC and available on Columbia’s website, www.columbiabank.com, under the heading “Financial Information” and in other documents Columbia files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time.  Neither Umpqua nor Columbia assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws.  As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Important Additional Information and Where to Find It

In connection with the proposed transaction (the “Transaction”), Columbia will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of Umpqua and Columbia and a Prospectus of Columbia, as well as other relevant documents concerning the Transaction.  Certain matters in respect of the Transaction involving Umpqua and Columbia will be submitted to Umpqua’s and Columbia’s shareholders for their consideration.  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Shareholders will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about Umpqua and Columbia, without charge, at the SEC’s website, www.sec.gov.  Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Umpqua Holdings Corporation, Attention: Andrew Ognall, One SW Columbia Street, Suite 1200, Portland, OR  97204, 503-727-4100 or to Columbia Banking System, Inc., Attention: Investor Relations, P. O. Box 2156, MS 3100, Tacoma, WA 98401-2156, 253-471-4065.

Participants in the Solicitation

Umpqua, Columbia, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Umpqua and Columbia in connection with the Transaction under the rules of the SEC.  Information regarding Umpqua’s directors and executive officers is available in Umpqua’s definitive proxy statement relating to its 2021 Annual Meeting of Shareholders, which was filed with the SEC on March 5, 2021, and other documents filed by Umpqua with the SEC.  Information regarding Columbia’s directors and executive officers is available in Columbia’s definitive proxy statement relating to its 2021 Annual Meeting of Shareholders, which was filed with the SEC on April 12, 2021, and other documents filed by Columbia with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus relating to the Transaction.  Free copies of this document may be obtained as described in the preceding paragraph.

Contact Information

Columbia:

Investors:
Amy Betts
253-471-4065
abetts@columbiabank.com

Media:
Joele Frank, Wilkinson Brimmer Katcher
Steve Frankel / Jamie Moser / Adam Pollack
(212) 355-4449

Umpqua:

Investors:
Jacque Bohlen
JacqueBohlen@UmpquaBank.com
(971) 334-2518

Media:
Joele Frank, Wilkinson Brimmer Katcher
Steve Frankel / Jamie Moser / Adam Pollack
(212) 355-4449